UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2019, Sonoco Products Company (the "Company"), completed the acquisition of Thermoform
Engineered Quality, LLC, and Plastique Holdings, LTD, (together "TEQ"), from ESCO Technologies, Inc, subject to the terms and conditions of the Equity Purchase Agreement dated November 15, 2019 and filed in the
Company's Form 8-K on November 19, 2019, for net cash of approximately $187 million. The Company funded the transaction using short-term credit facilities. As is typical, final consideration will be subject to a post-closing adjustment for the change in net working capital to the date of closing.

The operations acquired consist of three thermoforming and extrusion facilities in the United States along with a thermoforming operation in the United Kingdom and thermoforming and molded-fiber manufacturing in Poland, which together employ approximately 500 associates. These facilities are capable of producing sterile, barrier packaging systems for pharmaceuticals and medical devices and recyclable molded pulp fiber packaging and thermoformed plastic packaging for multiple consumer products. The acquisition of TEQ provides a strong platform to further expand Sonoco's growing healthcare packaging business. TEQ's financial results will be reported within the Company's Consumer Packaging segment.

Financial statements of TEQ and pro forma information are not included in this Form 8-K as the criteria under Rule 3-05(b) and Article 11, respectively, of Regulation S-X were not met.

A copy of the news release issued by Sonoco announcing the completion of this acquisition is being filed as
Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. For additional information regarding TEQ, reference is made to the Company's Form 8-K filed on November 19, 2019.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index
99	News Release dated January 2, 2020, announcing completion of the acquisition of TEQ
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: January 2, 2020	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer